Overlay Shares Hedged Large Cap Equity ETF
Schedule of Investments
November 30, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 98.7%		Shares	Value
Vanguard S&P 500 ETF (a)		44,771	$24,778,510
TOTAL EXCHANGE TRADED FUNDS (Cost $22,889,159)			24,778,510

PURCHASED OPTIONS - 1.3%	Notional Amount	Contracts	Value
Put Options - 1.3%			$–
S&P 500 Index (b)(c)		–	$–
Expiration: 12/20/2024; Exercise Price: $5,550.00	$12,064,760	20	$9,900
Expiration: 01/17/2025; Exercise Price: $5,550.00	6,032,380	10	15,750
Expiration: 03/21/2025; Exercise Price: $5,550.00	6,032,380	10	48,150
Expiration: 06/20/2025; Exercise Price: $5,550.00	6,032,380	10	90,900
Expiration: 12/19/2025; Exercise Price: $5,550.00	6,032,380	10	162,150
TOTAL PURCHASED OPTIONS (Cost $693,492)			326,850

SHORT-TERM INVESTMENTS - 0.1%			Value
Money Market Funds - 0.1%		Shares
First American Government Obligations Fund - Class X, 4.56% (d)		37,497	37,497
TOTAL SHORT-TERM INVESTMENTS (Cost $37,497)			37,497

TOTAL INVESTMENTS - 100.1% (Cost $23,620,148)			25,142,857
Liabilities in Excess of Other Assets - (0.1)%			(37,533)
TOTAL NET ASSETS - 100.0%			$25,105,324
two			–%
Percentages are stated as a percent of net assets.			–%

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	The rate shown represents the 7-day annualized effective yield as of November 30, 2024.

Summary of Fair Value Disclosure as of November 30, 2024 (Unaudited)

Overlay Shares Hedged Large Cap Equity ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$24,778,510	$–	$–	$24,778,510
Purchased Options	–	326,850	–	326,850
Money Market Funds	37,497	–	–	37,497
Total Investments	$24,816,007	$326,850	$–	$25,142,857

Refer to the Schedule of Investments for further disaggregation of investment categories.